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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 6, 2006

                                ELECTROGLAS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           0-21626                                 77-0336101
   (Commission File Number)           (I.R.S. Employer Identification No.)

                 5729 Fontanoso Way, San Jose, California 95138
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 528-3000
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 6, 2006, Electroglas, Inc., a Delaware corporation (the "Company"), entered into a Board of Directors Consulting and Indemnity Agreement (the "Agreement"), with Fusen E. Chen (the "Director"), a member of the Company's Board of Directors (the "Board").

         Pursuant to the terms of the Agreement, the Director has agreed to, upon certain events, (i) provide consulting services to the Company by performing the usual and customary duties of a member of the Board during the period of time that the Director is a member of the Board, and (ii) provide consulting services at a level consistent with the Director's service on the Board for a period of time beginning after the Director resigns from the Board in connection with the Company merging with, acquiring, or being acquired by, another entity, and ending when the Director's options fully vest, unless the Director tenders a written resignation with respect to the consultancy.

         Pursuant to the terms of the Agreement, the Company has agreed to, upon certain events, (i) pay the Director $1,500 per quarter, (ii) engage the Director as a consultant for the full term of any vesting period under any options granted to the Director or 24 months after the Director no longer is a member of the Board, whichever is longer and except in certain circumstances, and (iii) provide for the indemnification of the Director to the fullest extent permitted by applicable law.

         The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a form of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------------------------------------------------------------------
10.1 Form of Board of Directors Consulting and Indemnity Agreement, dated February 6, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

                                                    Electroglas, Inc.

Date: February 7, 2006                              By: /s/ Thomas E. Brunton
                                                        -----------------------
                                                        Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------------------------------------------------------------------
10.1 Form of Board of Directors Consulting and Indemnity Agreement, dated February 6, 2006.